UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-02328

Boulder Growth and Income Fund, Inc.
(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO		80302
(Address of principal executive offices)		(Zip code)

Stephen C. Miller, Esq. 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant's telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2008

Date of reporting period:	August 31, 2008

Item 1 – Schedule of Investments.

The Boulder Growth & Income Fund, Inc.

Portfolio of Investments as of August 31, 2008 (Unaudited)

		Value
Shares	Description	(Note 1)

LONG TERM INVESTMENTS (69.3%)
DOMESTIC COMMON STOCK (47.4%)
Beverages (3.5%)
104,400	Anheuser-Busch Cos., Inc.	$7,084,584

Buildings - Residential/Commercial (0.3%)
11,400	DR Horton, Inc.	142,044
3,300	KB Home	68,640
7,600	Ryland Group, Inc.	176,168
6,300	Toll Brothers, Inc.*	156,744
		543,596
Commercial Services (0.1%)
5,345	Lender Processing Services, Inc.	177,989

Construction Machinery (0.7%)
20,000	Caterpillar, Inc.	1,414,600

Data Processing-Management (0.1%)
10,690	Fidelity National Information Services, Inc.	233,577

Diversified (25.5%)
430	Berkshire Hathaway, Inc., Class A*	50,137,999
500	Berkshire Hathaway, Inc., Class B*	1,951,000
		52,088,999
Diversified Financial Services (2.2%)
35,000	American Express Co.	1,388,800
22,000	Legg Mason, Inc.	979,660
50,000	Moody’s Corp.	2,033,000
		4,401,460
Healthcare Products & Services (0.6%)
18,000	Johnson & Johnson	1,267,740

Insurance (1.5%)
70,000	American International Group, Inc.	1,504,300
47,074	Fidelity National Financial, Inc.	660,448
40,000	First American Corp.	1,010,800
		3,175,548
Manufacturing (1.8%)
50,500	Eaton Corp.	3,695,590

Real Estate Investment Trust (REIT) (1.7%)
75,000	Nationwide Health Properties, Inc.	2,581,500
15,000	Regency Centers Corp.	929,550
		3,511,050
Registered Investment Company (RIC) (0.9%)
16,000	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	214,720
124,592	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	1,638,385
		1,853,105
Retail (8.5%)
27,500	The Home Depot, Inc.	745,800
69,000	Walgreen Co.	2,513,670
240,000	Wal-Mart Stores, Inc.	14,176,800
		17,436,270

TOTAL DOMESTIC COMMON STOCK (Cost $76,669,605)		96,884,108

FOREIGN COMMON STOCKS (10.6%)
Australia (0.6%)
983,610	ING Office Fund, REIT	1,220,486

Bermuda (0.0%)(1)
1,760	Brookfield Infrastructure Partners LP	31,680

Canada (0.9%)
10,200	Bank of Nova Scotia	471,190
44,000	Brookfield Asset Management, Inc. - Class A	1,365,418
		1,836,608
France (1.0%)
9,500	Unibail-Rodamco, REIT	1,980,584

Hong Kong (3.7%)
185,000	Cheung Kong Holdings, Ltd.	2,659,586
600,000	Hang Lung Properties, Ltd., REIT	1,921,943
500,000	Henderson Investment, Ltd., REIT	33,314
104,500	Henderson Land Development Co., Ltd.	636,003
1,500,000	Midland Holdings, Ltd.	768,777
650,000	Wheelock & Co., Ltd., REIT	1,552,418
		7,572,041
Japan (0.1%)
105	New City Residence Investment Corp., REIT	151,964

Netherlands (0.7%)
31,663	Heineken NV	1,488,297

New Zealand (1.6%)
4,150,135	Kiwi Income Property Trust, REIT	3,224,432

Singapore (0.7%)
850,000	Ascendas Real Estate Investment Trust	1,379,627

Turkey (0.0%)(1)
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S., REIT*	37,652

United Kingdom (1.3%)
65,000	British Land Co. PLC, REIT	907,007
25,000	Diageo PLC, Sponsored ADR	1,860,000
		2,767,007
TOTAL FOREIGN COMMON STOCKS (Cost $18,778,726)		21,690,378

AUCTION MARKET PREFERRED SECURITIES (8.8%)
228	Advent Claymore Global Convertible Securities & Income Fund Series W	5,700,000
110	Cohen & Steers REIT & Preferred Income Fund, Inc.	2,750,000
98	Cohen & Steers Select Utility Fund, Series M7	2,450,000
120	Gabelli Dividend & Income Trust	3,000,000
160	Neuberger Berman Real Estate Securities Fund, Series A	4,000,000
		17,900,000
TOTAL AUCTION MARKET PREFERRED SECURITIES (Cost $17,900,290)		17,900,000

HEDGE FUND (2.5%)
5	Ithan Creek Partners, L.P.*	5,005,409

TOTAL HEDGE FUND (Cost $5,000,000)		5,005,409

TOTAL LONG TERM INVESTMENTS (Cost $118,348,621)		141,479,895

Par		Value
Value	Description	(Note 1)

SHORT TERM INVESTMENTS (30.7%)
DOMESTIC GOVERNMENT BONDS (27.9%)
25,000,000	United States Treasury Bill, 1.785% due 9/11/2008	24,987,604
19,000,000	United States Cash Management Bill, 1.720% due 9/15/2008	18,987,291
13,000,000	United States Cash Management Bill, 1.710% due 9/18/2008	12,989,503
		56,964,398
TOTAL DOMESTIC GOVERNMENT BONDS (Cost $56,964,398)		56,964,398

FOREIGN GOVERNMENT BONDS (2.5%)
New Zealand (1.2%)
3,550,000	New Zealand Treasury Bill, 7.120% due 10/15/2008 NZD	2,463,837

United Kingdom (1.3%)
1,450,000	United Kingdom Treasury Bill, 5.050% due 12/1/2008 GBP	2,609,604

TOTAL FOREIGN GOVERNMENT BONDS (Cost $5,472,811)		5,073,441

MONEY MARKET FUNDS (0.3%)
685,236	Dreyfus Treasury, 7 day yield 1.716%	685,236

TOTAL MONEY MARKET FUNDS (Cost $685,236)		685,236

TOTAL SHORT TERM INVESTMENTS (Cost $63,122,445)		62,723,075

TOTAL INVESTMENTS (100.0%) (Cost $181,471,066)		204,202,970

TOTAL LIABILITIES LESS OTHER ASSETS (0.0%)(1)		55,121
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK (100.0%)		204,258,091
AUCTION MARKET PREFERRED STOCK (AMPs) REDEMPTION VALUE		(25,000,000)
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$179,258,091

* Non-income producing security.

(1) Less than 0.05% of Total Net Assets.

Common Abbreviations:

ADR - American Depositary Receipt

A.S. - Anonim Sirketi (Turkish: Joint Stock Company)

GBP - British Pound

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation

NZD - New Zealand Dollar

PLC - Public Limited Company

See accompanying Notes to Quarterly Portfolio of Investments.

Boulder Growth & Income Fund, Inc.

August 31, 2008 (Unaudited)

Note 1.  Valuation and Investment Practices

Portfolio Valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund’s net assets attributable to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the nine months ended August 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$119,259,722
Level 2—Other Significant Observable Inputs	79,937,839
Level 3—Significant Unobservable Inputs	5,005,409
Total	$204,202,970

* Other financial instruments include futures, forwards and swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in
Securities
Balance as of 11/30/2007	$—
Realized gain (loss)	—
Change in unrealized appreciation/(depreciation)	5,409
Net purchases (sales)	5,000,000
Transfer in and/or out of Level 3	—
Balance as of 8/31/2008	$5,005,409

 Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Lending of Portfolio Securities: The Fund used State Street Bank and Trust Company (“State Street”) as its lending agent during the period to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund received cash collateral, which was invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. The cash collateral was invested in the State Street Navigator Securities Lending Prime

Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio were for the same or similar services as fees paid by the Fund, there was a layering of fees, which may have increased expenses and decreased returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of the Fund’s Statement of Assets and Liabilities and Portfolio of Investments in the semi-annual reports to stockholders. Although risk is mitigated by the collateral, the Fund could have experienced a delay in recovering its securities and a possible loss of income or value if the borrower failed to return the securities when due.

As of August 31, 2008, the Fund was not participating in a securities lending program.

Note 2.  Unrealized Appreciation/ (Depreciation)

At August 31, 2008, based on cost of $181,848,223 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess value of over tax cost was $27,288,357 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,933,610.

Item 2 - Controls and Procedures.

(a)                                 The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 17 CFR 270.300-3(c)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)                                 Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth and Income Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	October 28, 2008

By:	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:	October 28, 2008